UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 8, 2019
BLACK KNIGHT, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	81-5265638 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Black Knight, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 14, 2019 (the “Original Form 8-K”), disclosing the completion of the acquisition of The Dun & Bradstreet Corporation (“Dun & Bradstreet”) by a consortium of investors, including the Company. This amendment to the Original Form 8-K (“Amendment No. 1”) is being filed to include by amendment the financial statements and financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of business acquired

Audited consolidated statements of operations and comprehensive income, shareholders' equity (deficit) and cash flows of Dun & Bradstreet for each of the years ended December 31, 2018, 2017 and 2016, as well as audited consolidated balance sheets of Dun & Bradstreet as of December 31, 2018 and 2017, with accompanying notes and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this Amendment No. 1.
(b) Pro forma financial information

An unaudited pro forma combined balance sheet of the Company as of December 31, 2018 and an unaudited pro forma combined statement of earnings of the Company for the year ended December 31, 2018 are filed as Exhibit 99.2 to this Amendment No. 1. The unaudited pro forma combined balance sheet gives effect to the acquisition of Dun & Bradstreet as if it had occurred on December 31, 2018. The unaudited pro forma combined statement of earnings gives effect to the acquisition of Dun & Bradstreet as if it had occurred on January 1, 2018.

(d) Exhibits

See Exhibit Index below, incorporated herein by reference.
Exhibit Index

Exhibit	Description
10.1*
Assignment and Investment Agreement by and among Black Knight, Inc., QIA FIG Holding LLC, Cannae Holdings, Inc. and Star Parent, L.P. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by Black Knight, Inc. on January 28, 2019 (No. 001-37394))

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Audited Historical Consolidated Financial Information of The Dun & Bradstreet Corporation
99.2	Unaudited Pro Forma Combined Financial Information of Black Knight, Inc.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Black Knight, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.
Date:	April 23, 2019	By:	/s/ Kirk T. Larsen
			Name:	Kirk T. Larsen
			Title:	Executive Vice President and Chief Financial Officer